MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED SEPTEMBER 16, 2011 TO PROSPECTUS DATED JULY 31, 2011

The following replaces the third paragraph under “FUND SUMMARIES — U.S. Government Select Money Market Fund — Principal Investment Strategies” on page 17 of the Prospectus:

Under unusual circumstances, as when appropriate securities that are exempt from state taxes are unavailable, the Fund also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds, repurchase agreements and time deposits with a maturity of three months or less, and hold uninvested cash. Cash assets are not income-generating and therefore would impact the Fund’s current yield. During this time, the Fund may not meet its investment objective.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS